Exhibit 99.2

Supplemental Operating and Financial Data

For the Quarter Ended June 30, 2011

Company Overview

Excel Trust, Inc. is a retail focused REIT that targets community and power centers, grocery anchored neighborhood centers and freestanding retail properties. Excel Trust has elected to be treated as a REIT, for U.S. federal income tax purposes. Excel Trust trades publicly on the NYSE under the symbol “EXL” .

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Atlanta, GA
San Diego, CA 92128	Stockton, CA
Tel: 858-613-1800	Scottsdale, AZ
Email: info@exceltrust.com
Website: www.exceltrust.com

Executives & Senior Management
Gary B. Sabin—Chairman & CEO	Spencer G. Plumb—President & COO
James Y. Nakagawa—CFO	Mark T. Burton—CIO & SVP, Acquisitions
S. Eric Ottesen—SVP, General Counsel	William J. Stone—SVP, Asset Management/Development
Matthew S. Romney—SVP, Capital Markets

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Continental Stock Transfer & Trust Company	Latham & Watkins
17 Battery Place, 8th Floor	12636 High Bluff Drive, Suite 400
New York, New York 10004	San Diego, CA 92130
Tel: 212-509-4000	Tel: 858-523-5400
Email: cstmail@continentalstock.com
Website: www.continentalstock.com

Reported results and other information herein are preliminary and not final until the filing of Excel Trust’s quarterly report on Form 10-Q with the Securities and Exchange Commission and, therefore, remain subject to adjustment.

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel Trust’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel Trust’s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust’s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust’s future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering and quarterly reports on Form 10-Q. Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Analyst Coverage

Company	Analyst	Contact
Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Morgan Stanley	Paul Morgan	(415) 576-2627
	Samir Khanal	(415) 576-2696

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Stifel, Nicolaus & Co., Inc.	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

UBS	Ross Nussbaum	(212) 713-2484
	Christy McElroy	(203) 719-7831

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Robert LaQuaglia	(617) 603-4263

Summary Financial and Portfolio Data

For the Quarter Ended June 30, 2011

(Dollars in thousands)

Portfoilio Summary
Total Gross Leasable Square Feet (GLA) (1)	3,003,828
Percent Leased-Operating Portfolio	94.9%
Percent Occupied-Operating Portfolio	93.2%
Annualized Base Rent (2)	$39,823
No. leases signed or renewed	23
Sq Ft leases signed or renewed	90,990

Financial Results (Quarter ended June 30, 2011)
Net income available to the common stockholders and controlling interest of the Predecessor	$1,061
Net income per diltued share	$0.06
Funds from operations (FFO)	$3,741
FFO per diluted share	$0.20
Adjusted funds from operations (AFFO)	$4,361
AFFO per diluted share	$0.24
EBITDA	$11,171

Assets
Gross undepreciated real estate	$445,740
Gross undepreciated assets	$645,295
Total liabilities to gross undepreciated assets	36.4%
Debt to gross undepreciated assets	30.9%

Capitalization
Common shares outstanding	30,967,679
OP units oustanding	1,405,405

Total common shares and OP units	32,373,084
Closing price at quarter end	$11.03
Equity capitalization at June 30, 2011	$357,075
Preferred stock (at liquidation preference of $25.00 per share)	50,000
Total debt (3)	199,537

Total capitalization	$606,612

Debt/total capitalization	32.9%
Debt/EBITDA	4.5

Common Stock Data
Range of closing prices for the quarter	$10.94 - 12.27
Weighted average common shares outstanding	15,856
Weighted average common shares outstanding—diluted (FFO and AFFO)	18,513
Shares of common stock outstanding on June 30, 2011	30,967,679

(1)	Excludes gross leasable area from developments under construction and any planned development.
(2)	Annualized Base Rent excludes rental revenue from non-stabilized development properties
(3)	Excludes debt discount

Balance Sheets

EXCEL TRUST, INC.

CONDENSED AND CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
ASSETS:

Property:
Land	$175,072	$164,712	$153,601	$68,889	$52,630
Buildings	215,712	191,931	178,374	112,717	78,861
Site improvements	21,732	19,231	18,832	10,193	8,401
Tenant improvements	19,353	19,720	18,242	14,201	12,927
Construction in progress	13,871	10,801	4,423	1,869	1,635
Less accumulated depreciation	(12,586)	(10,529)	(8,360)	(6,501)	(5,274)

Property, net	433,154	395,866	365,112	201,368	149,180
Cash and cash equivalents	88,710	3,955	6,525	57,862	91,222
Restricted cash	42,331	4,393	5,870	26,683	1,040
Tenant receivables, net	1,829	1,860	1,945	1,247	91
Lease intangibles, net	54,727	53,791	53,024	26,274	16,263
Mortgage loan receivable	2,000	2,000	2,000	—	—
Deferred rent receivable	1,897	1,498	1,148	822	734
Other assets	8,061	6,726	5,464	3,974	1,059

Total assets	$632,709	$470,089	$441,088	$318,230	$259,589

LIABILITIES AND EQUITY:

Liabilities:
Mortgages payable, net	$198,331	$150,957	$137,043	$69,469	$49,996
Notes payable	535	37,835	85,384	35,000	—
Accounts payable and other liabilities	20,762	20,190	12,944	10,119	5,681
Lease intangibles, net	9,826	7,222	7,150	4,034	3,165
Dividends/distributions payable	5,374	3,037	1,957	1,304	—

Total liabilities	234,828	219,241	244,478	119,926	58,842

Equity:
Stockholders’ equity
Preferred stock	47,721	47,628	—	—	—
Common stock	309	165	156	156	155
Additional paid-in capital	334,953	188,972	191,453	193,203	194,451
Cumulative distributions in excess of net income	(1,818)	(3,754)	(3,725)	(2,852)	(1,752)

	381,165	233,011	187,884	190,507	192,854
Accumulated other comprehensive loss	(748)	(162)	(373)	—	—

Total stockholders’ equity	380,417	232,849	187,511	190,507	192,854
Non-controlling interests	17,464	17,999	9,099	7,797	7,893

Total equity	397,881	250,848	196,610	198,304	200,747
Total liabilities and equity	$632,709	$470,089	$441,088	$318,230	$259,589

The notes in the Form 10-Q are an integral part of these condensed and consolidated financial statements.

Statements of Operations

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

						Predecessor
	Three Months Ended June 30, 2011	Three Months Ended March 31, 2011	Three Months Ended December 31, 2010	Three Months Ended September 30, 2010	Period from April 28, 2010 to June 30, 2010	Period from April 1, 2010 to April 27, 2010
Revenues:
Rental revenue	$10,467	$8,476	$6,818	$3,926	$1,210	$317
Tenant recoveries	2,220	1,899	1,483	559	92	31
Other income	102	104	57	52	34	—

Total revenues	12,789	10,479	8,358	4,537	1,336	348

Expenses:
Maintenance and repairs	780	639	487	164	56	21
Real estate taxes	1,377	1,135	860	705	120	37
Management fees	133	117	70	32	1	10
Other operating expenses	797	766	599	184	66	23
Changes in fair value of earn—outs	(328)	—	—	—	—	—
General and administrative	3,140	2,650	3,096	1,885	2,136	2
Depreciation and amortization	6,400	4,160	3,539	2,039	674	82

Total expenses	12,299	9,467	8,651	5,009	3,053	175

Net operating income	490	1,012	(293)	(472)	(1,717)	173

Interest expense	(3,503)	(2,565)	(2,069)	(1,273)	(350)	(121)
Interest income	43	40	8	84	74	—
Gain on acquisition of real estate	—	937	978	—	—	—
Gain on changes in fair value of financial instruments	512	—	—	—	—	—

(Loss) income from continuing operations	(2,458)	(576)	(1,376)	(1,661)	(1,993)	52

Income from discontinued operations before gain on sale of real estate assets	507	516	472	516	169	—
Gain on sale of real estate assets	3,976	—	—	—	—	—

Income from discontinued operations	4,483	516	472	516	169	—

Net income (loss)	2,025	(60)	(904)	(1,145)	(1,824)	52
Net income (loss) attributable to non-controlling interests	89	(31)	(31)	(45)	(72)	197
Net income (loss) attributable to Excel Trust, Inc. and Excel Trust, Inc.

Predecessor	1,936	(29)	(873)	(1,100)	(1,752)	(145)
Preferred stock dividends	(875)	(603)	—	—	—	—

Net income (loss) available to the common stockholders and controlling interest of the Predecessor	$1,061	$(632)	$(873)	$(1,100)	$(1,752)	$(145)

Basic and diluted net income (loss) loss per share	$0.06	$(0.04)	$(0.06)	$(0.07)	$(0.11)

Weighted-average common shares outstanding—basic and diluted	15,856	15,513	15,510	15,510	15,460

Dividends declared per common share	$0.15	$0.14	$0.12	$0.08	$—

The notes in the Form 10-Q are an integral part of these condensed consolidated and combined financial statements.

Reconciliation of Net Income to EBITDA

(Earnings before Interest, Taxes, Depreciation & Amortization)

For the Quarter Ended June 30, 2011

(Dollars in thousands)

Excel Trust, Inc.’s EBITDA and a reconciliation to net income for the periods presented is as follows:

						Predecessor
	Three Months Ended June 30, 2011	Three Months Ended March 31, 2011	Three Months Ended December 31, 2010	Three Months Ended September 30, 2010	Period from April 28, 2010 to June 30, 2010	Period from April 1, 2010 to April 27, 2010
Net income (loss) available to the common stockholders and controlling interest of the Predecessor	$1,061	$(632)	$(873)	$(1,100)	$(1,752)	$(145)
Add:
Interest expense	3,503	2,565	2,069	1,273	350	121
Depreciation and amortization (1)	6,607	4,369	3,733	2,248	674	82

EBITDA	$11,171	$6,302	$4,929	$2,421	$(728)	$58

(1)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations.

Reconciliation of Net Income to FFO and AFFO

For the Quarter Ended June 30, 2011

(In thousands, except per share amounts)

Excel Trust, Inc.’s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income for the three months ended June 30, 2011 and 2010 is as follows:

	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
Net income (loss) available to the common stockholders and controllinginterest of the Predecessor	$1,061	$429

Add:
Non-controlling interests in operating partnership	94	95
Depreciation and amortization (1)	6,607	10,976
Deduct:
Depreciation and amortization related to joint venture	(45)	(45)
Gain on acquisition of real estate	—	(937)
Gain on sale of real estate assets	(3,976)	(3,976)

Funds from operations (2)	$3,741	$6,542

Add:
Transaction costs	256	362
Deferred financing costs	335	569
Stock-based and other non-cash compensation expense	1,326	1,777

Deduct:
Changes in fair value of earn-outs	(328)	(328)
Gain on changes in fair value of financial instruments	(512)	(512)
Straight-line effects of lease revenue	(427)	(798)
Amortization of above and below market leases	(18)	25
Non-incremental capital expenditures (3)	(12)	(54)

Adjusted funds from operations (2)	$4,361	$7,583

Weighted average common shares outstanding	15,856	15,686
Add (4):
OP units	1,405	1,114
Restricted common stock	1,046	726
Contingent consideration related to business combinations	206	175
Common stock issuable upon conversion of preferred stock	—	—

Weighted average common shares outstanding—diluted (FFO and AFFO)	18,513	17,701

Funds from operations per share (diluted)	$0.20	$0.37
Adjusted funds from operations per share (diluted)	$0.24	$0.43

Other Information (5):
Leasing commissions paid	$95	$252
Tenant improvements paid	$626	$981

(1)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations.
(2)	FFO and AFFO are described on the Definitions page.
(3)	Excludes leasing commissions and tenant improvements
(4)	The three and six months ended June 30, 2011 include 1,405,000 and 1,114,000 OP units, respectively, and 1,046,000 shares and 726,000 shares of restricted common stock, respectively, which are considered antidilutive for purposes of calculating diluted earnings per share. The three and six months ended June 30, 2011 exclude 3,333,400 shares of common stock potentially issuable pursuant to the conversion feature of the preferred stock based on the “if converted” method.
(5)	Excludes development properties.

Debt Summary

For the Quarter Ended June 30, 2011

(Dollars in thousands)

		% Total Debt
Fixed Rate Debt(1)(2)	$131,737	66%
Variable Rate Debt	67,800	34%

Total Debt(1)	$199,537	100%
Debt(1)/Gross Undepreciated Assets	30.9%

		% Total Debt
Secured Debt(1)	$199,002	100%
Unsecured Debt	535	0%

Total Debt	$199,537	100%

Maturities by Year-Secured	Amount	% Total Debt
2011	$4,512	2.3%
2012	2,651	1.3%
2013	78,298	39.2%
2014	74,658	37.4%
2015	848	0.4%
2016	906	0.5%
2017	13,429	6.7%
2018	705	0.4%
2019	541	0.3%
2020	581	0.3%
Beyond 2020	21,873	11.0%

Total	$199,002	99.7%

Maturities by Year-Unsecured	Amount	% Total Debt
2011	$—
2012	535	0.3%
2013	—
2014	—
2015	—
2016
2017
2018
2019
2020

Beyond 2020

Total	$535	0.3%

Property-Secured	Amount	Interest Rate	Maturity
Mariner’s Point	$3,449	7.10%	2011
Park West Place	55,800	3.91%	2013
Five Forks Place	5,154	5.50%	2013
Grant Creek Town Center	15,862	5.75%	2013
Edwards Theatres	12,321	6.74%	2014
Merchant Central	4,603	5.94%	2014
Excel Centre	12,649	6.08%	2014
Gilroy Crossing	47,769	5.01%	2014
5000 South Hulen	13,983	5.60%	2017
Rite Aid-Vestavia Hills	1,416	7.25%	2018
Lowe’s	13,996	7.20%	2031
Northside Plaza(3)	12,000	0.09%	2035

Total	199,002	4.9%
Less: debt discount	(671)

Mortgage payable, net	$198,331

(1)	Excludes debt discount of $671 on mortgages payable.
(2)	At June 30, 2011, the Company had a note payable from a consolidated joint venture to the Company’s partner in the amount of approximatley $535,000, which bears interest at a rate of 6%. The balance will be repaid concurrent with a capital call from the joint venture partners, which is expected to occur during the three months ended September 30, 2011.
(3)	The Northside Plaza debt represents redevelopment revenue bonds to be used for the redevelopment of this property. The bonds are priced off the SIFMA index and reset weekly. The rate as of June 30, 2011 was 0.09%. The bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility.

*	On July 8, 2010, the Company entered into an unsecured revolving credit facility (the “Credit Agreement”), which was amended on June 3, 2011. The Credit Agreement provides for a revolving credit facility of up to $200.0 million. The Company has the ability to increase the size of the revolving credit facility by up to an additional $200.0 million to a total of $400.0 million, subject to receipt of lender commitments and other conditions precedent. The amended maturity date is July 7, 2014 and can be extended for one year at the Company’s option. The revolving credit facility bears interest at the rate of LIBOR plus a margin of 220 basis points to 300 basis points, depending on the Company’s leverage ratio. The Company will also pay a 0.35% fee for any unused portion of the revolving credit facility. Borrowings from the credit facility were $0 on June 30, 2011.

Common and Preferred Stock Data

For the Quarter Ended June 30, 2011

	Three Months Ended June 30, 2011	Three Months Ended March 31, 2011
Earning per share—share data
Weighted average common shares outstanding	15,856,000	15,513,000

Diluted common shares—EPS	15,856,000	15,513,000

Funds from operations—share data
Weighted average common shares outstanding	15,856,000	15,513,000
Weighted average OP units outstanding	1,405,000	819,000
Weighted average restricted stock outstanding	1,046,000	232,000
Dilutive effect of contingent consideration related to business combinations	206,000	143,000
Dilutive effect of convertible preferred shares	—	3,333,000

Total potential dilutive common shares	18,513,000	20,040,000

Total common shares (including restricted stock) outstanding	30,967,679	16,576,831
Total OP units outstanding	1,405,405	1,405,405
Total preferred shares oustanding	2,000,000	2,000,000

Common share data
High closing share price	12.27	13.21
Low closing share price	10.94	11.54
Average closing share price	11.72	12.42
Closing price at end of period	11.03	11.79
Divideds per share—annualized	$0.60	$0.56
Dividend yield (based on closing share price at end of period)	5.4%	4.7%

Dividends per share
Common stock (EXL)	$0.15	$0.14
Preferred stock (EXL PrA)	$0.4375	$0.3743

Acquisitions & Developments

For Fiscal Year 2011

(Dollars in thousands)

Acquisition Property Name	City	State	Year Built (1)	Total GLA (2)	Acquisition Date	Initial Cost Basis ($ in 000’s)	Price Sq. Ft.	Major Tenants
Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011	$25,781	$256.40	Edwards Theatres, subsidiary Regal Cinemas (NYSE:RGC)
Rite Aid-Vestavia Hills (3)	Vestavia Hills	AL	1998	11,180	3/22/2011	1,467	131.22	Rite Aid
Gilroy Crossing	Gilroy	CA	2004	325,431	4/5/2011	68,500	210.49	Kohl’s, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)

Total				437,162		$95,748

Developments Under Construction	City	State	Estimated Completion Date	GLA to be Constructed	Land (4)	Improvements	Total Carrying Amount (5)	Remaining Estimated Cost to Complete	% GLA Leased / Committed (6)	Major Tenants
Plaza at Rockwall—Phase II	Rockwall	TX	Q3 2011	105,396	$5,300	$7,543	$12,843	$6,597	67%	Home Goods, Jo-Ann
Red Rock Commons—Phase I	St. George	UT	Q2 2012	118,500	10,823	6,328	17,151	13,480	85%	Dick’s, PetSmart

Total				223,896	$16,123	$13,871	$29,994	$20,077

Future Developments / Land	City	State	Estimated GLA to be Constructed / Land	Estimated Start Date	Estimated Project Cost	Projected Use
Red Rock Commons—Phase II	St. George	UT	15,140	TBD	$1,466	Additional shop space
Plaza at Rockwall—Phase III	Rockwall	TX	18,400	TBD	2,223	Additional shop space
Park West Place	Stockton	CA	15,200	TBD	NA	Additional outparcels to be sold, leased or developed
Shops at Foxwood	Ocala	FL	1.0 acre	TBD	NA	Additional land to be sold, leased or developed

(1)	Year built represents the year in which construction was completed.
(2)	Total GLA represents total gross leasable area owned by the Company at the property.
(3)	Rite Aid is an outparcel to Vestavia Hills City Center. The purchase of Rite Aid was completed in March 2011.
(4)	Plaza at Rockwall—Phase II amount represents the Company’s estimated land value at acquisition date.
(5)	Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company’s quarterly report on Form 10-Q excludes land values.
(6)	Includes square footage of buildings on land owned by the Company and ground leased to tenants, as well as signed non-binding letters of intent as of August, 2011.

Portfolio Summary

For the Quarter Ended June 30, 2011

(Dollars in thousands)

Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date		Price Sq. Ft.	Initial Cost Basis ($ in 000’s)		Percent Leased 6/30/2011(3)	Major Tenants
Operating Portfolio
Excel Centre	San Diego	CA	1999	82,157	*	*	$288	$23,700		96.4%	Kaiser Permanente, Swinerton, Excel Trust, UBS
Newport Towne Center	Newport	TN	2006	60,100	*	*	$108	$6,500		94.9%	Stage Stores (DBA Goody’s), Dollar Tree, Super Wal-Mart (non-owned)
Five Forks Place	Simpsonville	SC	2002	61,191	*	*	$127	$7,800		96.6%	Publix
5000 South Hulen	Fort Worth	TX	2005	86,838	5/12/2010		$252	$21,900		93.8%	Barnes & Noble, Old Navy
Walgreens	Corbin (North)	KY	2009	13,650	5/24/2010		$256	$3,500		100.0%	Walgreens
Lowe’s	Shippensburg	PA	2008	171,069	6/22/2010		$103	$17,600		100.0%	Lowe’s
Plaza at Rockwall-Phase I	Rockwall	TX	2007	328,725	6/29/2010		$108	$35,500		100.0%	Best Buy, Dick’s, Staples, Ulta, JC Penney, Belk
Merchant Central	Milledgeville	GA	2004	45,013	6/30/2010		$136	$6,100		96.4%	Dollar Tree, Super Wal-Mart (non-owned)
Mariner’s Point	St. Marys	GA	2001	45,215	7/20/2010		$146	$6,600		100.0%	Shoe Show, Super Wal-Mart (non-owned)
Grant Creek Town Center	Missoula	MT	1998	164,166	8/27/2010		$130	$21,300		92.3%	Ross, TJ Maxx and REI
Vestavia Hills City Center	Birmingham (Vestavia Hills)	AL	2002	389,985	8/30/2010		$89	$34,900		80.8%	Publix, Dollar Tree, Stein Mart, Rave Motion Pictures
Brandywine Crossing	Brandywine (Washington Metro)	MD	2009	198,384	10/1/2010		$224	$44,500		98.4%	Safeway, Marshalls, Jo-Ann, Target (non-owned) Costco (non-owned)
Rosewick Crossing	La Plata (Washington Metro)	MD	2008	116,095	10/1/2010		$214	$24,900		81.3%	Giant Food, Lowe’s (non-owned)
Shops at Foxwood	Ocala	FL	2010	78,660	10/19/2010		$160	$12,600		92.4%	Publix, McDonalds (non-owned)
Northside Plaza	Dothan	AL	2010	138,311	11/15/2010		$87	$12,400	(4)	87.6%	Publix, Hobby Lobby, Books A Million
Park West Place	Stockton	CA	2005	598,287	12/14/2010		$155	$92,500		99.6%	Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross, PetSmart, Office Depot, Target (non-owned)
Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011		$256	$25,800		100.0%	Edwards Theatres, subsidiary Regal Cinemas (NYSE:RGC)
Gilroy Crossing	Gilroy	CA	2004	325,431	4/5/2011		$210	$68,500		99.6%	Kohl’s, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)

Total Operating Portfolio	Total			3,003,828			$155	$466,600		94.9%

Developments Under Construction	City	State	Estimated Completion Date	GLA to be Constructed	Land Value (5)	Improvements	Total Carrying Amount (6)	% GLA Leased / Committed (7)	Major Tenants
Plaza at Rockwall—Phase II	Rockwall	TX	Q3 2011	105,396	5,300	7,543	12,843	67%	Home Goods, Jo-Ann
Red Rock Commons—Phase I	St. George	UT	Q2 2012	118,500	10,823	6,328	17,151	85%	Dick’s, PetSmart

Total				223,896	16,123	13,871	$29,994

Total Portfolio (8)				3,227,724			$496,594

**	Acquired from Predecessor as part of the Company’s formation transactions.
(1)	Year built represents the year in which construction was completed, .
(2)	Total GLA represents total gross leasable area owned by the Company at the property.
(3)	The Company’s Q1 2011 supplemental disclosed occupancy in this column. Going forward the Company intends to disclose both occupancy and leased percentages in the supplemental (see Expiration Schedule for details).
(4)	The Company has a 50% interest in the property.
(5)	Plaza at Rockwall—Phase II amount represents the Company’s estimated land value at acquisition date.
(6)	Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company’s quarterly report on Form 10-Q exludes land values.
(7)	Includes square footage of buildings on outparcels owned by the Company and ground leased to tenants as well as signed non-binding letters of intent as of August 2011.
(8)	Figure excludes Future Development / Land (see Acquisitions & Developments page for details)

Major Tenants By GLA

For the Quarter Ended June 30, 2011

Total GLA(1)	3,003,828

	Tenants	# Stores	Square Feet	% of Total GLA
1	Lowe’s	2	325,863	10.8%
2	Publix	4	199,751	6.6%
3	Kohl’s	2	176,656	5.9%
4	JC Penney	1	103,256	3.4%
5	Edwards Theatres	1	100,551	3.3%
6	Ross Dress for Less	3	90,348	3.0%
7	Belk	1	75,524	2.5%
8	Sports Authority	2	71,018	2.4%
9	Giant Food	1	61,932	2.1%
10	Jo-Ann	2	60,619	2.0%

	Total Top 10 GLA	19	1,265,518	42.1%

Major Tenants By Rent

Annualized Base Rent (1)(2)	$39,822,560

	Tenants	# Stores	Square Feet	Rent Per Sq Ft	ABR	% ABR
1	Lowe’s	2	325,863	$6.74	$2,195,000	5.5%
2	Edwards Theatres	1	100,551	$21.72	$2,184,131	5.5%
3	Publix	4	199,751	$10.75	$2,148,036	5.4%
4	Kohl’s	2	176,656	$7.63	$1,347,488	3.4%
5	Kaiser Permanente	1	30,052	$41.92	$1,259,634	3.2%
6	Ross Dress for Less	3	90,348	$11.87	$1,072,740	2.7%
7	Sports Authority	2	71,018	$13.63	$967,980	2.4%
8	Jo-Ann	2	60,619	$13.52	$819,685	2.1%
9	Dick’s Sporting Goods	1	50,000	$16.30	$815,186	2.0%
10	Barnes & Noble	2	48,051	$16,56	$795,771	2.0%

	Total Top 10 Annualized Rent	20	1,152,909	$11.80	$13,605,651	34.2%

(1)	Only contemplates tenants from the Operating Portfolio
(2)	Annualized Base Rent is described on the Definitions page.

Expiration Schedule

For the Quarter Ended June 30, 2011

Total GLA - Operating Portfolio	3,003,828
Total GLA Occupied	2,800,757

% Occupied	93.2%

Total GLA—Operating Portfolio	3,003,828
Total GLA Leased	2,849,476

% Leased	94.9%

Retail GLA—Operating Portfolio(1)	2,921,671
Retail GLA Occupied	2,721,587

% Occupied	93.2%

Retail GLA—Operating Portfolio(1)	2,921,671
Retail GLA Leased	2,770,306

% Leased	94.8%

		% of Occupied Retail GLA	Total Occupied Retail ABR	% of Total Occupied Retail ABR
Occupied Retail Anchor GLA(2)	2,004,759	73.7%	$21,671,885	58.4%
Occupied Retail Inline GLA(2)(3)	716,828	26.3%	15,451,526	41.6%

Total Occupied Retail GLA	2,721,587	100.0%	$37,123,411	100.0%

Year	Anchor GLA Expiring	% of Occupied GLA	Anchor Rent Per SF	Inline GLA Expiring	% of Occupied GLA	Inline Rent Per Sq Ft	Total Retail GLA Expiring	% of Occupied GLA	Total ABR Expiring	% of Total ABR	Average Rent Per SF
2011(3)	36,500	1.8%	$7.15	82,480	11.5%	$13.81	118,980	4.4%	$1,399,861	3.8%	$11.77
2012	38,000	1.9%	$12.37	54,406	7.6%	$19.78	92,406	3.4%	$1,546,410	4.2%	$16.73
2013	40,072	2.0%	$12.63	90,241	12.6%	$20.19	130,313	4.8%	$2,410,484	6.5%	$18.50
2014	77,357	3.9%	$15.71	139,256	19.4%	$21.28	216,613	8.0%	$4,178,073	11.3%	$19.29
2015	245,287	12.2%	$12.92	121,196	16.9%	$22.88	366,483	13.5%	$5,953,373	16.0%	$16.24
2016	92,812	4.6%	$11.26	77,014	10.7%	$19.86	169,826	6.2%	$2,574,261	6.9%	$15.16
2017	—	0.0%	$0.00	19,479	2.7%	$25.72	19,479	0.7%	$500,913	1.3%	$25.72
2018	121,702	6.1%	$16.66	13,989	2.0%	$28.34	135,691	5.0%	$2,423,637	6.5%	$17.86
2019	174,821	8.7%	$18.59	24,207	3.4%	$22.56	199,028	7.3%	$3,795,900	10.2%	$19.07
2020	49,384	2.5%	$12.20	41,723	5.8%	$20.40	91,107	3.3%	$1,453,337	3.9%	$15.95
Beyond 2020	1,128,824	56.3%	$8.09	52,837	7.4%	$31.41	1,181,661	43.4%	$10,887,162	29.3%	$9.21

Total	2,004,759	100.0%	$10.81	716,828	100.0%	$21.08	2,721,587	100.0%	$37,123,411	100.0%	$13.64

(1)	Retail figures exclude the Excel Centre because it is an office building and currently serves as headquarters for Excel Trust.
(2)	Anchor Tenants and Inline Tenants are described on the Definitions page.
(3)	Includes month-to-month leases

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures. Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more and belongs to a national or regional chain of stores.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the contractual rental rate (excluding reimbursements and percentage rent) during the final month of a reporting period.

Funds From Operations (FFO): Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.

Leased: A space is considered leased when both Excel Trust and the tenant have executed the lease.

Occupied: A space is considered occupied when the tenant has occupied the space and rent has commenced. If a tenant has vacated and Excel Trust has agreed to terminate the lease the space is considered unoccupied.